Exhibit 4.2

NUMBER	Shares
Common Stock THIS CERTIFICATE IS TRANSFERABLE IN CHICAGO, IL OR NEW YORK, NY	CUSIP
See Reverse Side for Certain Definitions
Symmetry Holdings Inc. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
This certifies that is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE ($.001) PER SHARE, OF Symmetry Holdings Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated _____________________
___________________________	____________________________
Chief Executive Officer	President

SYMMETRY HOLDINGS INC.

THE CORPORATION WILL FURNISH, WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A DESCRIPTION OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS, OF EACH CLASS OF CAPITAL STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE. SUCH REQUEST SHOULD BE DIRECTED TO THE OFFICE OF THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common
TEN ENT	– as tenants by the entireties
JT TEN	– as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT – ______________________ as Custodian for _______________________

(Cust) (Minor)
under Uniform Gifts to Minors Act of ________________________ (State)

Additional abbreviations may also be used though not in the above list.

For value received, the undersigned, _________________________________, hereby sell, assign and transfer unto __________________________________________________________________________

_____________________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, AND INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE) ______________________ (_________)

shares of capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

______________________________________ Attorney to transfer such shares on the books of the within-

named Corporation with full power of substitution in the premises.

__________________________________
                                                                                                                              (Signature)

NOTICE: The signature to this assignment must
correspond with the name as written upon the
face of the certificate in every particular,
without alteration or enlargement or any
change whatever.

__________________________________
                                                                                                                                (Dated)

__________________________________
                (Signature Guaranteed)

THE SIGNATURE SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15).